                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     July 9, 1996




                           FRONTIER AIRLINES, INC
___________________________________________________________________
             (Exact name of Registrant as specified in its charter)


             Colorado             0-4877          84-1256945
___________________________________________________________________
         (State or other     (Commission      (I.R.S. Employer
            jurisdiction     File Number)    Identification No.)
        of incorporation)


                              12015 E. 46th Avenue
                                   Denver, CO            80239
___________________________________________________________________
             (Address of principal executive offices)  (zip code)


Registrant's telephone number, including area code (303) 371-7400
                                                   _______________

                               Not Applicable
___________________________________________________________________

       (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

In May 1996, the Company issued a Notice of Redemption with respect to all of its 2,670,000 publicly traded and outstanding Common Stock Purchase Warrants. Each Warrant subject to the Redemption Notice entitled the holder to purchase one share of the Company's Common Stock for $5.00, or to receive $0.05 for each Warrant not exercised by June 28, 1996. Warrant holders elected to exercise 2,666,133 Warrants resulting in net proceeds to the Company of $13,300,000. The proceeds will be used for general corporate purposes, principally to lease additional jet aircraft as suitable aircraft become available.

After exercise of the Warrants, the number of shares of the Company's Common Stock outstanding is 8,765,506.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FRONTIER AIRLINES, INC.



Date: July 10, 1996                         /s/ Arthur T. Voss
                                           ------------------------------------
                                           By:  Arthur T. Voss, Vice President